EXECUTION COPY


                              DATED 25TH JULY, 2003

                        PERMANENT FUNDING (NO. 1) LIMITED

                                       and

                         PERMANENT FINANCING (NO. 1) PLC

                                       and

                         PERMANENT FINANCING (NO. 2) PLC

                                       and

                       STATE STREET BANK AND TRUST COMPANY

                                       and

                         U.S. BANK NATIONAL ASSOCIATION

                                       and

                              THE BANK OF NEW YORK

                                       and

                                   HALIFAX PLC

                                       and

                               JPMORGAN CHASE BANK

                                       and

                      STRUCTURED FINANCE MANAGEMENT LIMITED

                                       and

                THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

              ----------------------------------------------------

                   FIRST SUPPLEMENTAL FUNDING 1 DEED OF CHARGE

              ----------------------------------------------------

                                  ALLEN & OVERY
                                     London

THIS FIRST SUPPLEMENTAL FUNDING 1 DEED OF CHARGE is made on 25th July, 2003

BETWEEN:

(1) PERMANENT FUNDING (NO. 1) LIMITED (registered number 4267660), a private limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (FUNDING 1);

(2) PERMANENT FINANCING (NO. 1) PLC (registered number 4416192), a public limited company incorporated in England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (the FIRST ISSUER);

(3) PERMANENT FINANCING (NO. 2) PLC (registered number 4623188), a public limited company incorporated in England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (the SECOND ISSUER);

(4) STATE STREET BANK AND TRUST COMPANY (STATE STREET), a Massachusetts trust company organised under the Commonwealth of Massachusetts of the United States of America acting through its office at 225 Franklin Street, Boston, Massachusetts 02110, (acting in its capacity as RETIRING CO-FUNDING 1 SECURITY TRUSTEE);

(5) U.S. BANK NATIONAL ASSOCIATION, a national banking association formed under the laws of the United States of America, acting through its office situated at 1 Federal Street, 3rd Floor, Boston, Massachusetts 02110, (U.S. BANK) (acting in its capacity as RETIRING CO-FUNDING 1 SECURITY TRUSTEE);

(6) THE BANK OF NEW YORK acting through its office at One Canada Square, London E14 5AL (acting in its capacity as NEW FUNDING 1 SECURITY TRUSTEE);

(7) HALIFAX PLC (registered number 2367076), a public limited company incorporated under the laws of England and Wales, whose registered office is at Trinity Road, Halifax, West Yorkshire HX1 2RG acting in its capacity as Cash Manager;

(8) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, established by an Act of the Parliament of Scotland in 1695, as amended, acting through its office situated at 116 Wellington Street, Leeds LS1 4LT, England acting in its capacity as Account Bank;

(9) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, established by an Act of the Parliament of Scotland in 1695, as amended, acting through its office situated at 116 Wellington Street, Leeds LS1 4LT, England acting in its capacity as Funding 1 GIC Provider;

(10) HALIFAX PLC (registered number 2367076), a public limited company incorporated under the laws of England and Wales, whose registered office is at Trinity Road, Halifax, West Yorkshire HX1 2RG acting in its capacity as Seller;

(11) HALIFAX PLC (registered number 2367076), a public limited company incorporated under the laws of England and Wales, whose registered office is at Trinity Road, Halifax, West Yorkshire HX1 2RG acting in its capacity as Funding 1 Swap Provider;

(12) HALIFAX PLC (registered number 2367076), a public limited company incorporated under the laws of England and Wales, whose registered office is at Trinity Road, Halifax, West Yorkshire HX1 2RG acting in its capacity as the Start-Up Loan Provider;

(13) JPMORGAN CHASE BANK acting through its office at 125 London Wall, London EC2Y 5AJ in its capacity as Funding 1 Liquidity Facility Provider; and

(14) STRUCTURED FINANCE MANAGEMENT LIMITED (registered number 3853947), a private limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE acting in its capacity as the Funding 1 Corporate Services Provider.

WHEREAS:

(A) This Deed is supplemental to the Funding 1 Deed of Charge dated 14th June, 2002 (hereinafter called the PRINCIPAL DEED) made between the parties hereto (other than the Second Issuer, U.S. Bank and the New Funding 1 Security Trustee).

(B) The Second Issuer and U.S. Bank acceded to the terms of the Principal Deed by executing a Deed of Accession to the Principal Deed (the DEED OF ACCESSION) dated 6th March, 2003 between, inter alios, Funding 1, the Second Issuer and U.S. Bank.

(C) Pursuant to the terms of the Deed of Accession and Clause 27.2 of the Principal Deed, U.S. Bank was appointed to act as a co-trustee under the Principal Deed jointly with State Street.

(D) The Retiring Co-Funding 1 Security Trustees have given notice to Funding 1 pursuant to Clause 28 of the Principal Deed of their intention to retire from their respective roles as Funding 1 Security Trustee.

(E) The power to appoint new Funding 1 Security Trustees is vested in Funding 1 by Clause 27.1 of the Principal Deed which further provides that (I) any such appointment is subject to the approval in writing of each of the Funding 1 Secured Creditors; and (II) any new Funding 1 Security Trustee must meet certain requirements specified in sub-clause (b) thereof.

(F) The First Issuer and the Second Issuer are Funding I Secured Creditors and have pursuant to the First Issuer Deed of Charge and the Second Issuer Deed of Charge, respectively, assigned their rights under the Principal Deed to the Funding 1 Security Trustees under the First Issuer Deed of Charge and the Second Issuer Deed of Charge (as the case may be). In consequence, the appointment of the New Funding 1 Security Trustee is also subject to the approval, by Extraordinary Resolution, of each Class of the First Issuer Noteholders and each Class of the Second Issuer Noteholders (as defined in the First Issuer Master Definitions Schedule dated 13th June, 2002 and the Second Issuer Master Definitions and Construction Schedule dated 5th March, 2003, respectively).

(G) Funding 1 wishes to appoint the New Funding 1 Security Trustee to act as sole Funding 1 Security Trustee of the Principal Deed in place of the Retiring Co-Trustees.

(H) The Funding 1 Secured Creditors have agreed in writing to the appointment of the New Funding 1 Security Trustee.

(I) The New Funding 1 Security Trustee has by a letter to Allen & Overy dated 23rd June, 2003 confirmed that it satisfies the requirements set out in Clause 27.1(b) of the Principal Deed.

(J) At separate Meetings of the holders of each Class of First Issuer Notes and Second Issuer Notes duly convened and held on 25th July, 2003 Resolutions in the form set out in the Schedule hereto were duly passed as Extraordinary Resolutions and the draft supplemental funding 1 deed of charge referred to in each such Resolution was a draft of this Deed.

NOW THIS DEED WITNESSES AS FOLLOWS:

1.     INTERPRETATION

1.1    DEFINITIONS

       The Amended and Restated Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy and Sidley Austin Brown & Wood on 5th March, 2003 (as the same may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Amended and Restated Master Definitions and Construction Schedule (as so amended, varied or supplemented) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Deed, including the recitals hereto and this Deed shall be construed in accordance with the interpretation provisions set out in Clause 2 of the Amended and Restated Master Definitions and Construction Schedule.

1.2    CONSTRUCTION

       In this Deed, except where the context otherwise requires, "THIS DEED" means this First Supplemental Funding 1 Deed of Charge and the Schedule hereto (as from time to time modified and/or supplemented in accordance with the provisions set out in the Principal Deed).

2.     APPOINTMENT

       In exercise of the power conferred on it by Clause 27.1 of the Principal Deed, Funding 1 HEREBY APPOINTS with effect from and including 25th July, 2003 the New Funding 1 Security Trustee (who hereby accepts the appointment) to be the sole Funding 1 Security Trustee of the Principal Deed in place of the Retiring Co-Funding 1 Security Trustees who are hereby discharged from the trusts of the same and each of the parties hereto HEREBY ACKNOWLEDGES (I) that this Deed constitutes express notice to it in accordance with

       Section 136 of the Law of Property Act 1925 of the vesting in the New Funding 1 Security Trustee of all the property subject to the trusts of the Principal Deed; and (II) that the New Funding 1 Security Trustee is the Funding 1 Security Trustee for all purposes of and accordingly has all the rights, powers, privileges, obligations, duties and discretions conferred upon or vested in the Funding 1 Security Trustee under or pursuant to the Principal Deed.

3.     MODIFICATIONS

       The provisions of Clause 30.2(k) of the Principal Deed are hereby by modified by the deletion therefrom of the words "State Street Bank and Trust Company, 1 Canada Square, Canary Wharf, London E14 5AF (facsimile number +44(0) 20 7416 2548) for the attention of Corporate Trust" and the substitution therefor of the words "The Bank of New York, 48th Floor, One Canada Square, London E14 5AL (facsimile number +44(0) 20 7964 6399) for the attention of Global Trust Services".

4.     US INVESTMENT COMPANY ACT OF 1940

4.1 By its execution of this Deed the New Funding 1 Security Trustee confirms that it is a bank (for the purposes of the US Investment Company Act of 1940 (the 1940 ACT)) with capital and surplus of at least US$50,000,000 as set forth in its most recent published annual report of condition.

4.2 Without prejudice to the provisions of Clauses 27 and 28 of the Principal Deed, the New Funding 1 Security Trustee agrees that it shall not resign until either (a) the trust has been completely liquidated and the proceeds of the liquidation distributed to the Funding 1 Secured Creditors or (b) a successor trustee having the qualifications prescribed in section 26(a)(1) of the 1940 Act has been designated and has accepted such trusteeship.

5.     TRUST INDENTURE ACT PREVAILS

       If any provision of this Deed limits, qualifies or conflicts with another provision which is required to be included in this Deed by, and is not subject to a contractual waiver under, the U.S. Trust Indenture Act of 1939, as amended, the required provision of that act shall prevail.

6.     EXCLUSION OF THIRD PARTY RIGHTS

       The parties to this Deed do not intend that any term of this Deed should be enforced, by virtue of the Contracts (Rights of Third Parties) Act 1999, by any person who is not a party to this Deed.

7.     MISCELLANEOUS

       The Principal Deed and this Deed shall henceforth be read and construed together as one deed. A Memorandum of this Deed shall be endorsed by the New Funding 1 Security Trustee on the Principal Deed and by Funding 1 on the duplicate thereof.

DULY EXECUTED AND DELIVERED AS A DEED by each of the parties hereto or on its behalf on the date appearing on page 1.

                                    SCHEDULE

            EXTRAORDINARY RESOLUTION OF THE FIRST ISSUER NOTEHOLDERS

                            EXTRAORDINARY RESOLUTION

"THAT this single Meeting of the holders of those of the [Class A First Issuer Notes/Class B First Issuer Notes/Class C First Issuer Notes] (as defined in the First Issuer Master Definitions and Construction Schedule dated 13 June 2002) presently outstanding hereby:

1. acknowledges that State Street Bank and Trust Company (STATE STREET) and U.S. Bank National Association (U.S. BANK) have notified Permanent Financing No. 1 PLC (the FIRST ISSUER) of their intention to resign from their respective roles as (a) Funding 1 Security Trustee pursuant to the Funding 1 Deed of Charge (as defined below) and the Deed of Accession to the Funding 1 Deed of Charge dated 6 March 2003 between, inter alios, Permanent Funding (No. 1) Limited and U.S. Bank; (b) First Issuer Funding 1 Security Trustee pursuant to the First Issuer Deed of Charge (as defined below); and (c) First Issuer Note Trustee pursuant to the First Issuer Trust Deed (as defined below), in each case, with effect from 1 July 2003;

2. instructs State Street and U.S. Bank in their capacity as First Issuer Funding 1 Security Trustees under the First Issuer Deed of Charge dated 14 June 2002 (the FIRST ISSUER DEED OF CHARGE) between, inter alios, the First Issuer and State Street to concur in and approve the appointment of The Bank of New York as Funding 1 Security Trustee pursuant to the Funding 1 Deed of Charge dated 14 June 2002 (the FUNDING 1 DEED OF CHARGE) between, inter alios, Permanent Funding (No. 1) Limited and State Street in place of State Street and U.S. Bank in their respective roles as Funding 1 Security Trustee;

3. instructs State Street and U.S. Bank in their capacity as First Issuer Note Trustees under the First Issuer Trust Deed dated 14 June 2002 (the FIRST ISSUER TRUST DEED) between the First Issuer and State Street to concur in and approve the appointment of The Bank of New York as First Issuer Funding 1 Security Trustee pursuant to the First Issuer Deed of Charge in place of State Street and U.S. Bank in their respective roles as First Issuer Funding 1 Security Trustee;

4. assents to and approves the appointment of The Bank of New York as First Issuer Funding 1 Security Trustee pursuant to the First Issuer Deed of Charge in place of State Street and U.S. Bank;

5. assents to and approves the appointment of The Bank of New York as First Issuer Note Trustee pursuant to the First Issuer Trust Deed in place of State Street and U.S. Bank; and

6. authorises, directs and requests State Street, U.S. Bank and The Bank of New York, in order to give effect to the terms of this Resolution, to (i) enter into deeds supplemental to the Funding 1 Deed of Charge, the First Issuer Deed of Charge and the First Issuer Trust Deed in the forms or substantially in the forms of the respective drafts produced to this Meeting and for the purposes of identification signed by the Chairman thereof with such amendments (if any) thereto as State Street and U.S. Bank shall require or agree to; and
       (ii) agree to and concur in and to exercise and do all such other deeds, instruments, acts and things as may be necessary or desirable to carry out and give effect to this Extraordinary Resolution."

            EXTRAORDINARY RESOLUTION OF THE SECOND ISSUER NOTEHOLDERS

                            EXTRAORDINARY RESOLUTION

"THAT this single Meeting of the holders of those of the [Class A Second Issuer Notes/Class B Second Issuer Notes/Class C Second Issuer Notes] (as defined in the Second Issuer Master Definitions and Construction Schedule dated 5 March
2003) presently outstanding hereby:

1. acknowledges that State Street Bank and Trust Company (STATE STREET) and U.S. Bank National Association (U.S. BANK) have notified Permanent Financing No. 2 PLC (the SECOND ISSUER) of their intention to resign from their respective roles as (a) Funding 1 Security Trustee pursuant to the Funding 1 Deed of Charge (as defined below) and the Deed of Accession to the Funding 1 Deed of Charge dated 6 March 2003 between, inter alios, Permanent Funding (No. 1) Limited and U.S. Bank; (b) in the case of U.S. Bank only, Second Issuer Funding 1 Security Trustee pursuant to the Second Issuer Deed of Charge (as defined below); and (c) in the case of U.S. Bank only, Second Issuer Note Trustee pursuant to the Second Issuer Trust Deed (as defined below), in each case, with effect from 1 July 2003;

2. instructs U.S. Bank in its capacity as Second Issuer Funding 1 Security Trustee under the Second Issuer Deed of Charge dated 6 March 2003 (the SECOND ISSUER DEED OF CHARGE) between, inter alios, the Second Issuer and U.S. Bank to concur in and approve the appointment of The Bank of New York as Funding 1 Security Trustee pursuant to the Funding 1 Deed of Charge dated 14 June 2002 (the FUNDING 1 DEED OF CHARGE) between, inter alios, Permanent Funding (No. 1) Limited and State Street in place of State Street and U.S. Bank in their respective roles as Funding 1 Security Trustee;

3. instructs U.S. Bank in its capacity as Second Issuer Note Trustee under the Second Issuer Trust Deed dated 6 March 2003 (the SECOND ISSUER TRUST
       DEED) between the Second Issuer and U.S. Bank to concur in and approve the appointment of The Bank of New York as Second Issuer Funding 1 Security Trustee pursuant to the Second Issuer Deed of Charge in place of U.S. Bank in its role as Second Issuer Funding 1 Security Trustee;

4. assents to and approves the appointment of The Bank of New York as Second Issuer Funding 1 Security Trustee pursuant to the Second Issuer Deed of Charge in place of U.S. Bank;

5. assents to and approves the appointment of The Bank of New York as Second Issuer Note Trustee pursuant to the Second Issuer Trust Deed in place of U.S. Bank; and

6. authorises, directs and requests State Street, U.S. Bank and The Bank of New York, in order to give effect to the terms of this Resolution, to (i) enter into deeds supplemental to the Funding 1 Deed of Charge, the Second Issuer Deed of Charge and the Second Issuer Trust Deed in the forms or substantially in the forms of the respective drafts produced to this Meeting and for the purposes of identification signed by the Chairman thereof with such amendments (if any) thereto as State Street and U.S. Bank shall require or agree to; and (ii) agree to and concur in and to exercise and do all such other deeds, instruments, acts and things as may be necessary or desirable to carry out and give effect to this Extraordinary Resolution."

FUNDING 1

EXECUTED as a DEED by                                   )
PERMANENT FUNDING (NO. 1)                               )
LIMITED acting by two                                   )
Directors/a Director and the Secretary:                 )


                                          Director               James Macdonald

                                          Director/Secretary     Robert Berry

FIRST ISSUER

EXECUTED as a DEED by                                   )
PERMANENT FINANCING (NO. 1) PLC                         )
acting by two Directors/a Director and the              )
Secretary:                                              )


                                          Director               James Macdonald

                                          Director/Secretary     Robert Berry

SECOND ISSUER

EXECUTED as a DEED by                                   )
PERMANENT FINANCING (NO. 2) PLC                         )
acting by two Directors/a Director and the              )
Secretary:                                              )


                                          Director               James Macdonald

                                          Director/Secretary     Robert Berry

SELLER

EXECUTED as a DEED by                               )          I G Stewart
HALIFAX PLC                                         )
IN ITS CAPACITY AS SELLER                           )
acting by its attorney in the presence of:          )

Witness:

Name:                                         T Hill

Address:                                      Halifax Plc, Trinity Road, Halifax

CASH MANAGER

EXECUTED as a DEED by                               )          I G Stewart
HALIFAX PLC                                         )
IN ITS CAPACITY AS CASH MANAGER                     )
acting by its attorney in the presence of:          )

Witness:

Name:                                         T Hill

Address:                                      Halifax Plc, Trinity Road, Halifax

ACCOUNT BANK

EXECUTED as a DEED by                               )
THE GOVERNOR AND COMPANY OF                         )
THE BANK OF SCOTLAND                                )
IN ITS CAPACITY AS ACCOUNT BANK                     )
acting by two Directors/a Director and the          )
Secretary:                                          )


                                           Director                  W G McQueen

                                           Director/Secretary        G Mitchell

FUNDING 1 SWAP PROVIDER

EXECUTED as a DEED by                               )          I G Stewart
HALIFAX PLC                                         )
IN ITS CAPACITY AS FUNDING 1 SWAP PROVIDER          )
acting by its attorney in the presence of:          )

Witness:

Name:                                         Neil Berry

Address:                                      Halifax Plc, Trinity Road, Halifax

FUNDING 1 GIC PROVIDER

EXECUTED as a DEED by                               )
THE GOVERNOR AND COMPANY OF                         )
THE BANK OF SCOTLAND                                )
IN ITS CAPACITY AS FUNDING 1 GIC PROVIDER           )
acting by two Directors/a Director and the          )
Secretary                                           )

                                            Director                 W G McQueen

                                            Director/Secretary       G Mitchell

FUNDING 1 CORPORATE SERVICES PROVIDER

EXECUTED as a DEED by                               )
STRUCTURED FINANCE                                  )
MANAGEMENT LIMITED                                  )
acting by two Directors/a Director and the          )
Secretary:                                          )


                                        Director                James Macdonald

                                        Director/Secretary      Robert Berry

START-UP LOAN PROVIDER

EXECUTED as a DEED by                               )          I G Stewart
HALIFAX PLC                                         )
IN ITS CAPACITY AS                                  )
START-UP LOAN PROVIDER                              )
acting by its attorney in the presence of:          )

Witness:

Name:                                         Neil Berry

Address:                                      Halifax Plc, Trinity Road, Halifax

FUNDING 1 LIQUIDITY FACILITY PROVIDER

EXECUTED as a DEED by                               ) S J Nelson
JPMORGAN CHASE BANK                                 )
acting by its attorney in the presence of:          )

Witness:

Name:                 Hugo Parson

Address:              125 London Wall
                      London
                      EC2Y 5AJ

RETIRING CO-FUNDING 1 SECURITY TRUSTEE

EXECUTED as a DEED by                               )     David Duclos
STATE STREET BANK AND                               )
TRUST COMPANY                                       )
acting by its authorised signatory:                 )


                                    Authorised Signatory

RETIRING CO-FUNDING 1 SECURITY TRUSTEE

EXECUTED and DELIVERED as a DEED by                 )     David Duclos
U.S. BANK NATIONAL ASSOCIATION                      )
acting by its authorised signatory:                 )


                                    Authorised Signatory

NEW FUNDING 1 SECURITY TRUSTEE

EXECUTED and DELIVERED as a DEED by                 )     Kate Russell
THE BANK OF NEW YORK                                )
acting by its attorney in the presence of:          )

Witness:

Name:                                                Louise Bradbury

Address:                                             One Canada Square
                                                     London E14 5AL

                                                                  EXECUTION COPY

                      SIXTH DEED OF ACCESSION TO FUNDING 1

                                 DEED OF CHARGE

                             DATED 23RD MARCH, 2005

                        PERMANENT FUNDING (NO. 1) LIMITED

                                       AND

                         PERMANENT FINANCING (NO. 1) PLC

                                       AND

                         PERMANENT FINANCING (NO. 2) PLC

                                       AND

                         PERMANENT FINANCING (NO. 3) PLC

                                       AND

                         PERMANENT FINANCING (NO. 4) PLC

                                       AND

                         PERMANENT FINANCING (NO. 5) PLC

                                       AND

                         PERMANENT FINANCING (NO. 6) PLC

                                       AND

                         PERMANENT FINANCING (NO. 7) PLC

                                       AND

                              THE BANK OF NEW YORK

                                       AND

                                   HALIFAX PLC

                                       AND

                THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

                                       AND

                            JPMORGAN CHASE BANK, N.A.

                                       AND

                      STRUCTURED FINANCE MANAGEMENT LIMITED



                                ALLEN & OVERY LLP

                                     LONDON

                                    CONTENTS

CLAUSE                                                                      PAGE

1.       Interpretation........................................................3
2.       Representations and Warranties........................................3
3.       Accession.............................................................4
4.       Scope of the Funding 1 Deed of Charge.................................4
5.       Amendment to the Funding 1 Priority of Payments.......................4
6.       [Reserved]............................................................5
7.       Application...........................................................5
8.       Notices and Demands...................................................5
9.       Choice of Law.........................................................6
10.      Counterparts..........................................................6
11.      Third Party Rights....................................................6
12.      Submission to Jurisdiction............................................6
         Signatories...........................................................7

APPENDIX

Amended and Restated Funding Priority of Payments.............................12
         Funding 1 Pre-Enforcement Revenue Priority of Payments...............12
         Funding 1 Principal Priorities of Payments...........................18
         Funding 1 Post-Enforcement Priority of Payments......................27

THIS SIXTH DEED OF ACCESSION TO THE FUNDING 1 DEED OF CHARGE is made on 23rd March, 2005

       BETWEEN:

(1) PERMANENT FUNDING (NO. 1) LIMITED (registered number 4267660), a private limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (FUNDING 1);

(2) PERMANENT FINANCING (NO. 1) PLC (registered number 4416192), a public limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (the FIRST ISSUER);

(3) PERMANENT FINANCING (NO. 2) PLC (registered number 4623188), a public limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (the SECOND ISSUER);

(4) PERMANENT FINANCING (NO. 3) PLC (registered number 4907355), a public limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (the THIRD ISSUER);

(5) PERMANENT FINANCING (NO. 4) PLC (registered number 4988201), a public limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (the FOURTH ISSUER);

(6) PERMANENT FINANCING (NO. 5) PLC (registered number 5114399), a public limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (the FIFTH ISSUER);

(7) PERMANENT FINANCING (NO. 6) PLC (registered number 5232464), a public limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (the SIXTH ISSUER);

(8) THE BANK OF NEW YORK, whose principal office is at One Canada Square, London E14 5AL in its capacity as Security Trustee;

(9) HALIFAX PLC (registered number 2367076), a public limited company incorporated under the laws of England and Wales, whose registered office is at Trinity Road, Halifax, West Yorkshire HX1 2RG, acting in its capacities as Cash Manager, Seller, Funding 1 Swap Provider, First Start-up Loan Provider (the FIRST START-UP LOAN PROVIDER), Second
       Start-up  Loan  Provider  (the  SECOND  START-UP  LOAN  PROVIDER),  Third
       Start-up  Loan  Provider  (the  THIRD  START-UP  LOAN  PROVIDER),  Fourth
       Start-up Loan Provider (the FOURTH START-UP LOAN PROVIDER), Fifth Start-up Loan Provider (the FIFTH START-UP LOAN PROVIDER), Sixth Start-up Loan Provider (the SIXTH START-UP LOAN PROVIDER) and Seventh Start-up Loan Provider (the SEVENTH START-UP LOAN PROVIDER);

(10) THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND, established by an Act of the Parliament of Scotland in 1695, as amended, acting through its office situated at 116 Wellington Street, Leeds LS1 4LT (acting in its capacities as ACCOUNT BANK and FUNDING 1 GIC PROVIDER);

(11) JPMORGAN CHASE BANK, N.A. acting through its office at 125 London Wall, London EC2Y 5AJ (acting in its capacity as FUNDING 1 LIQUIDITY FACILITY PROVIDER);

(12) STRUCTURED FINANCE MANAGEMENT LIMITED (registered number 3853947), a private limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (acting in its capacity as the FUNDING 1 CORPORATE SERVICES Provider); and

(13) PERMANENT FINANCING (NO. 7) PLC (registered number 5330776), a public limited company incorporated under the laws of England and Wales, whose registered office is at Blackwell House, Guildhall Yard, London EC2V 5AE (the SEVENTH ISSUER).

       WHEREAS:

(A) Pursuant to the terms of an intercompany loan agreement dated 23rd March, 2005 made between Funding 1 and the Seventh Issuer (the SEVENTH ISSUER INTERCOMPANY LOAN AGREEMENT), the Seventh Issuer has agreed to make the Seventh Issuer Term Advances available to Funding 1 and Funding 1 has agreed to secure its obligations and other liabilities to the Seventh Issuer thereunder pursuant to the Funding 1 Deed of Charge.

(B) Pursuant to the terms of a start-up loan agreement dated 23rd March 2005 made between Funding 1 and the Seventh Start-up Loan Provider (the SEVENTH START-UP LOAN AGREEMENT), the Seventh Start-up Loan Provider has agreed to make a subordinated loan to Funding 1 and Funding 1 has agreed to secure its obligations and other liabilities to the Seventh Start-up Loan Provider thereunder pursuant to the Funding 1 Deed of Charge.

(C) On the First Issuer Closing Date, Funding 1 agreed to provide the Security Trustee with the benefit of the security described in the Funding 1 Deed of Charge to secure Funding 1's obligations to the then Funding 1 Secured Creditors. The terms of the Funding 1 Deed of Charge permit Funding 1 to secure its obligations to a New Funding 1 Secured Creditor thereunder.

(D) On the Second Issuer Closing Date, the Second Issuer and the Second Start-up Loan Provider acceded to the Funding 1 Deed of Charge, pursuant to a deed of accession, made between the then Funding 1 Secured Creditors, the Second Issuer and the Second Start-up Loan Provider (the FIRST DEED OF ACCESSION).

(E) On the Third Issuer Closing Date, the Third Issuer and the Third Start-up Loan Provider acceded to the Funding 1 Deed of Charge, pursuant to a deed of accession, made between the then Funding 1 Secured Creditors, the Third Issuer and the Third Start-up Loan Provider (the SECOND DEED OF ACCESSION).

(F) On the Fourth Issuer Closing Date, the Fourth Issuer and the Fourth Start-up Loan Provider acceded to the Funding 1 Deed of Charge, pursuant to a deed of accession, made between the then Funding 1 Secured Creditors, the Fourth Issuer and the Fourth Start-up Loan Provider (the THIRD DEED OF ACCESSION).

(G) On the Fourth Issuer Closing Date, Funding 1 agreed to provide the Security Trustee with the benefit of the security described in the Second Supplemental Funding 1 Deed of Charge to secure Funding 1's obligations to the then Funding 1 Secured Creditors. The terms of the Second Supplemental Funding 1 Deed of Charge also permit Funding 1 to secure its obligations to a New Funding 1 Secured Creditor thereunder.

(H) On the Fifth Issuer Closing Date, the Fifth Issuer and the Fifth Start-up Loan Provider acceded to the Funding 1 Deed of Charge, pursuant to a deed of accession, made between the then Funding 1 Secured Creditors, the Fifth Issuer and the Fifth Start-up Loan Provider (the FOURTH DEED OF ACCESSION).

(I) On the Sixth Issuer Closing Date, the Sixth Issuer and the Sixth Start-up Loan Provider acceded to the Funding 1 Deed of Charge, pursuant to a deed of accession, made between the then Funding 1 Secured Creditors, the Sixth Issuer and the Sixth Start-up Loan Provider (the FIFTH DEED OF ACCESSION).

(J) The Seventh Issuer and the Seventh Start-up Loan Provider have agreed to enter into this Deed to accede to the provisions of the Funding 1 Deed of Charge.

(K) The Funding 1 Secured Creditors have agreed to enter into this Deed to, among other things, acknowledge and agree to such accession and to permit any consequential changes to the Funding 1 Priority of Payments set out in PART 1, PART 2 and PART 3 of SCHEDULE 3 of the Funding 1 Deed of Charge as are required and any other amendment as may be required to give effect to this Accession Undertaking.

       NOW THIS DEED WITNESSES as follows:

1.     INTERPRETATION

1.1 The amended and restated master definitions and construction schedule signed by, amongst others, the parties to this Deed and dated 23rd March, 2005 (as the same may be amended, varied or supplemented from time to time with the consent of the parties to this Deed) (the MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE) is expressly and specifically incorporated into this Deed and, accordingly, the expressions defined in the Master Definitions and Construction Schedule (as so amended, varied or supplemented from time to time) shall, except where the context otherwise requires and save where otherwise defined herein, have the same meanings in this Deed, including the Recitals hereto and this Deed shall be construed in accordance with the interpretation provisions set out in CLAUSE 2 of the Master Definitions and Construction Schedule.

1.2 For the avoidance of doubt, references in this Deed to the Funding 1 Deed of Charge shall include, where the context so permits, the Second Supplemental Funding 1 Deed of Charge.

2.     REPRESENTATIONS AND WARRANTIES

2.1 The Seventh Issuer hereby represents and warrants to the Security Trustee and each of the Funding 1 Secured Creditors in respect of itself that as of the date of this Deed:

       (a) pursuant to the terms of the Seventh Issuer Intercompany Loan Agreement, Funding 1 has agreed to pay to the Seventh Issuer the amounts set out in the Seventh Issuer Intercompany Loan Agreement; and

       (b) the Seventh Issuer Intercompany Loan Agreement expressly provides that all amounts due from Funding 1 thereunder are to be secured by the Funding 1 Deed of Charge.

2.2 The Seventh Start-up Loan Provider hereby represents and warrants to the Security Trustee and each of the Funding 1 Secured Creditors in respect of itself that as of the date of this Deed:

       (a) pursuant to the terms of the Seventh Start-up Loan Agreement, Funding 1 has agreed to pay to the Seventh Start-up Loan Provider the amounts set out in the Seventh Start-up Loan Agreement; and

       (b) the Seventh Start-up Loan Agreement expressly provides that all amounts due from Funding 1 thereunder are to be secured by the Funding 1 Deed of Charge.

2.3 Funding 1 hereby represents and warrants to the Security Trustee and each of the Funding 1 Secured Creditors that as at the date of this Deed, the conditions to incurring further secured Financial Indebtedness set out in CLAUSE 2.2 (New Intercompany Loan Agreements) of the Intercompany Loan Terms and Conditions are satisfied.

3.     ACCESSION

       In consideration of the Seventh Issuer and the Seventh Start-up Loan Provider being accepted as Funding 1 Secured Creditors for the purposes of the Funding 1 Deed of Charge by the parties thereto as from the date of this Deed, each of the Seventh Issuer and the Seventh Start-up Loan
       Provider:

       (a) confirms that as from the date of this Deed, it intends to be a party to the Funding 1 Deed of Charge as a Funding 1 Secured Creditor;

       (b) undertakes to comply with and be bound by all of the provisions of the Master Definitions and Construction Schedule (as the same may be further amended, varied or restated from time to time) and the Funding 1 Deed of Charge in its capacity as a Funding 1 Secured Creditor, as if it had been an original party thereto;

       (c) undertakes to perform, comply with and be bound by all of the provisions of the Funding 1 Deed of Charge in its capacity as a Funding 1 Secured Creditor, as if it had been an original party thereto as provided in CLAUSE 31.8 (Funding 1 Secured Creditors) (including without limitation CLAUSES 8.4 (Priorities of Payment - After Service of an Intercompany Loan Acceleration Notice), 8.5 (Application of Monies Received After Intercompany Loan Acceleration Notice) and 9.2 (No Enforcement by Funding 1 Secured Creditors); and

       (d) agrees that the Security Trustee shall be the Security Trustee of the Funding 1 Deed of Charge for all Funding 1 Secured Creditors upon and subject to the terms set out in the Funding 1 Deed of Charge.

4.     SCOPE OF THE FUNDING 1 DEED OF CHARGE

       Funding 1, the Seventh Issuer, the Seventh Start-up Loan Provider and the Security Trustee hereby agree that for relevant purposes under the Funding 1 Deed of Charge and the Master Definitions and Construction
       Schedule:

       (a) the Seventh Issuer Intercompany Agreement and the Seventh Start-up Loan Agreement shall be treated as Funding 1 Agreements; and

       (b) the Seventh Issuer and the Seventh Start-up Loan Provider shall be treated as Funding 1 Secured Creditors.

5.     AMENDMENT TO THE FUNDING 1 PRIORITY OF PAYMENTS

       The Funding 1 Secured Creditors agree to amend and restate the Funding 1 Priority of Payments set out in PART 1, PART 2 and PART 3 of SCHEDULE 3 of the Funding 1 Deed of Charge in accordance with APPENDIX 1 hereto.

6.     [RESERVED]

7.     APPLICATION

       Prior to and following enforcement of the Funding 1 Security all amounts at any time held by Funding 1, the Cash Manager or the Security Trustee in respect of the security created under this Deed shall be held and/or applied by such person subject to and in accordance with the relevant provisions of the Funding 1 Deed of Charge.

8.     NOTICES AND DEMANDS

       Any notice or communication under or in connection with this Deed, the Funding 1 Deed of Charge or the Master Definitions and Construction Schedule shall be given in the manner and at the times set out in CLAUSE 30 (Notices and Demands) of the Funding 1 Deed of Charge to the addresses given in this CLAUSE 8 or at such other address as the recipient may have notified to the other parties hereto and/or thereto in writing.

       The address referred to in this CLAUSE 8 for the Seventh Issuer is:

                                  Permanent Financing (No. 7) PLC
                                  Blackwell House
                                  Guildhall Yard
                                  London
                                  EC2V 5AE

       Facsimile:                 +44 (0) 20 7556 0975
       For the attention of:      The Director

       with a copy to:            HBOS Treasury Services plc
                                  33 Old Broad Street
                                  London
                                  EC2N 1HZ

       Facsimile:                 +44 (0) 20 7574 8303

       For the attention of:      Head of Mortgage Securitisation and Covered
                                  Bonds
       The address referred to in this CLAUSE 8 for the Seventh Start-up Loan Provider is:

                                  Halifax plc
                                  Trinity Road (LP/3/3/SEC)
                                  Halifax
                                  West Yorkshire
                                  HX1 2RG

       Facsimile:                 +44 (0) 113 235 7511

       For the attention of:      the Head of Mortgage Securitisation

       with a copy to:            HBOS Treasury Services plc
                                  33 Old Broad Street
                                  London
                                  EC2N 1HZ

       Facsimile:                 +44 (0) 20 7574 8303

       For the attention of:      the Head of Mortgage Securitisation and
                                  Covered Bonds

       The address referred to in this CLAUSE 8 for the Security Trustee is:

                                  The Bank of New York
                                  One Canada Square
                                  London E14 5AL

       Facsimile:                 +(44) (0) 20 7964 6061/6399
       For the attention of:      Global Structured Finance - Corporate Trust

       or such other address and/or numbers as the Seventh Issuer, the Seventh Start-up Loan Provider or the Security Trustee may notify to the parties to the Funding 1 Deed of Charge in accordance with the provisions thereof.

9.     CHOICE OF LAW

       This Deed is governed by and shall be construed in accordance with English law.

10.    COUNTERPARTS

       This Deed may be signed (manually or by facsimile) and delivered in more than one counterpart all of which, taken together, shall constitute one and the same Deed.

11.    THIRD PARTY RIGHTS

       This Deed does not create any right under the Contracts (Rights of Third Parties) Act 1999 which is enforceable by any person who is not a party to this Deed.

12.    SUBMISSION TO JURISDICTION

       Each party to this Deed hereby irrevocably submits to the non-exclusive jurisdiction of the English courts in any action or proceeding arising out of or relating to this Deed, and hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined by such courts. Each party to this Deed hereby irrevocably waives, to the fullest extent it may possibly do so, any defence or claim that the English courts are an inconvenient forum for the maintenance or hearing of such action or proceeding.

DULY EXECUTED AND DELIVERED AS A DEED by each of the parties hereto or on its behalf on the date appearing on page 1.

                                   SIGNATORIES

FUNDING 1

EXECUTED as a DEED by                    )      ................................
PERMANENT FUNDING (NO. 1)                )
LIMITED acting by its attorney           )
in the presence of                       )

Witness's Signature:  ....................

Name:                 ....................

Address:              ....................





FIRST ISSUER

EXECUTED as a DEED by                    )      ................................
PERMANENT FINANCING (NO. 1)              )
PLC acting by its attorney               )
in the presence of                       )

Witness's Signature:  ...................

Name:                 ...................

Address:              ...................





SECOND ISSUER

EXECUTED as a DEED by                    )      ................................
PERMANENT FINANCING (NO. 2)              )
PLC acting by its attorney               )
in the presence of                       )

Witness's Signature:  ...................

Name:                 ...................

Address:              ...................

THIRD ISSUER

EXECUTED as a DEED by                    )      ................................
PERMANENT FINANCING (NO. 3)              )
PLC acting by its attorney               )
in the presence of                       )

Witness's Signature:  ...................

Name:                 ...................

Address:              ...................



FOURTH ISSUER

EXECUTED as a DEED by                    )      ................................
PERMANENT FINANCING (NO. 4)              )
PLC acting by its attorney               )
in the presence of                       )

Witness's Signature:  ...................

Name:                 ...................

Address:              ...................




FIFTH ISSUER

EXECUTED as a DEED by                    )      ................................
PERMANENT FINANCING (NO. 5)              )
PLC acting by its attorney               )
in the presence of                       )

Witness's Signature:  ...................

Name:                 ...................

Address:              ...................

SIXTH ISSUER

EXECUTED as a DEED by                               )      .....................
PERMANENT FINANCING (NO. 6)                         )
PLC acting by its attorney                          )
in the presence of                                  )

Witness's Signature:  ..................

Name:                 ..................

Address:              ..................

HALIFAX

EXECUTED as a DEED by                                )
HALIFAX PLC                                          )
IN ITS CAPACITIES AS SELLER, CASH MANAGER            )
FUNDING 1 SWAP PROVIDER, FIRST START-UP              )
LOAN PROVIDER, SECOND START-UP LOAN                  )
PROVIDER, THIRD START-UP LOAN PROVIDER,              )
FOURTH START-UP LOAN PROVIDER,                       )
FIFTH START-UP LOAN PROVIDER,                        )
SIXTH START-UP LOAN PROVIDER AND                     )
SEVENTH START-UP LOAN PROVIDER                       )
acting by its attorney                               )
in the presence of                                   )      ....................

Witness's Signature:   ....................

Name:                  ....................

Address:               ....................



THE GOVERNOR AND COMPANY OF THE BANK OF SCOTLAND

EXECUTED as a DEED by                                )      ....................
THE GOVERNOR AND COMPANY OF                          )
THE BANK OF SCOTLAND                                 )
IN ITS CAPACITIES AS ACCOUNT BANK                    )
AND FUNDING 1 GIC PROVIDER                           )
acting by its attorney                               )
in the presence of                                   )

Witness's Signature  ......................

Name:                ......................

Address:             ......................

FUNDING 1 CORPORATE SERVICES PROVIDER

EXECUTED as a DEED by                   )      ................................
STRUCTURED FINANCE                      )
MANAGEMENT LIMITED                      )
in its capacity as                      )
CORPORATE SERVICES PROVIDER             )
acting by its attorney                  )
in the presence of:                     )
                                            (as attorney for STRUCTURED FINANCE
                                            MANAGEMENT LIMITED)

Witness's Signature:  ....................

Name:                 ....................

Address:              ....................



FUNDING 1 LIQUIDITY FACILITY PROVIDER

EXECUTED as a DEED by                   )
JPMORGAN CHASE BANK, N.A.               )
acting by its attorney                  )
in the presence of                      )      ................................

Witness's Signature:  ....................

Name:                 ....................

Address:              ....................



SECURITY TRUSTEE

EXECUTED as a DEED by                   )
THE BANK OF NEW YORK                    )
acting by its attorney                  )
in the presence of                      )      ................................

Witness's Signature:  ....................

Name:                 ....................

Address:              ....................



SEVENTH ISSUER

EXECUTED as a DEED by                    )      ...............................
PERMANENT FINANCING (NO. 7)              )
PLC acting by its attorney               )
in the presence of                       )

Witness's Signature:  ....................

Name:                 ....................

Address:              ....................

                                   APPENDIX 1

                AMENDED AND RESTATED FUNDING PRIORITY OF PAYMENTS

                                   SCHEDULE 3

                         FUNDING 1 PRIORITY OF PAYMENTS

                                     PART 1

             FUNDING 1 PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS

1.     CALCULATION OF FUNDING 1 AVAILABLE REVENUE RECEIPTS

1.1 On the day falling four Business Days prior to each Funding 1 Interest Payment Date, the Cash Manager will calculate whether Funding 1 Available Revenue Receipts will be sufficient on the next Funding 1 Interest
       Payment Date to pay items (a) to (f), (h), (j) and (l) in the Funding 1 Pre-Enforcement Revenue Priority of Payments.

1.2 Subject to paragraph 1.3 below, if there would be insufficient Funding 1 Available Revenue Receipts on the relevant Funding 1 Interest Payment Date to pay items (a) to (f), (h), (j) and (l) of the Funding 1 Pre-Enforcement Revenue Priority of Payments, then Funding 1 (or the Cash Manager on its behalf) shall pay or provide for that deficit by applying amounts then standing to the credit of (a) first, the Funding 1 Principal Ledger, if any, and (b) second, any amounts standing to the credit of the Cash Accumulation Ledger after deducting the amounts standing to the credit of the Funding 1 Principal Ledger (if any) from such ledger, and the Cash Manager shall make a corresponding entry in the relevant Principal Deficiency Ledger.

1.3 Funding 1 Principal Receipts may not be used to pay interest on any Term Advance if and to the extent that would result in a deficiency being recorded or an existing deficiency being increased on a Principal Deficiency Sub-Ledger relating to a higher ranking Term Advance.

1.4 If there are no (or insufficient) amounts standing to the credit of the Funding 1 Principal Ledger and the Cash Accumulation Ledger to cure the insufficiency described in paragraph 1.2 above (an "UNCURED FUNDING 1 REVENUE SHORTFALL"), then on the London Business Day immediately preceding the relevant Funding 1 Interest Payment Date the Cash Manager will (i) direct Funding 1 to request a drawing pursuant to CLAUSE 5.1 of the Funding 1 Liquidity Facility Agreement to apply towards the Uncured Funding 1 Revenue Shortfall to apply towards the Uncured Funding 1
       Revenue Shortfall in accordance with the Funding 1 Pre-Enforcement Revenue Priority of Payments.

2. DISTRIBUTION OF FUNDING 1 AVAILABLE REVENUE RECEIPTS PRIOR TO THE SERVICE OF AN INTERCOMPANY LOAN ACCELERATION NOTICE ON FUNDING 1

2.1 This section sets out the order of priority of payments by Funding 1 as at the Closing Date. If Funding 1 enters into New Intercompany Loan Agreements, then this order of priority may change pursuant to CLAUSE 7.5 of the Funding 1 Deed of Charge.

2.2 Except for amounts due to third parties by an Issuer and/or Funding 1 under paragraph (a) below or amounts due to the Account Bank and/or an Issuer Account Bank which shall be paid when due, on each Funding 1 Interest Payment Date prior to the service of an Intercompany Loan
       Acceleration Notice on Funding 1, the Cash Manager will apply (i) the Funding 1 Available Revenue Receipts, (ii) if Funding 1 Available Revenue Receipts are insufficient to pay items (a) to (f), (h), (j) and (l), amounts standing to the credit of the Funding 1 Principal Ledger and the Cash Accumulation Ledger and (iii), if there is an Uncured Revenue Shortfall on such date, drawings under the Funding 1 Liquidity Facility Agreement to the extent necessary to pay the items in items (a) to (f), (h), (j) and (l), in the following order of priority (being the FUNDING 1 PRE-ENFORCEMENT REVENUE PRIORITY OF Payments):

       firstly, in or towards satisfaction of pro rata and pari passu, the amounts due to:

              the Security Trustee (together with interest and any amount in respect of VAT on those amounts) and to provide for any amounts due or to become due in the immediately following Interest Period to the Security Trustee under the Funding 1 Deed of Charge;

              pro rata and pari passu, to pay amounts due to the First Issuer in respect of the First Issuer's obligations specified in items (a) to (c) inclusive of the First Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) and (b) of the First Issuer Post-Enforcement Priority of Payments;

              pro rata and pari passu, to pay amounts due to the Second Issuer in respect of the Second Issuer's obligations specified in items
              (a) to (c) inclusive of the Second Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) and (b) of the Second Issuer Post-Enforcement Priority of Payments;

              pro rata and pari passu, to pay amounts due to the Third Issuer in respect of the Third Issuer's obligations specified in items (a) to (c) inclusive of the Third Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) and (b) of the Third Issuer Post-Enforcement Priority of Payments;

              pro rata and pari passu, to pay amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligations specified in items
              (a) to (c) inclusive of the Fourth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) and (b) of the Fourth Issuer Post-Enforcement Priority of Payments;

              pro rata and pari passu, to pay amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligations specified in items (a) to (c) inclusive of the Fifth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) and (b) of the Fifth Issuer Post-Enforcement Priority of Payments;

              pro rata and pari passu, to pay amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligations specified in items (a) to (c) inclusive of the Sixth Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) and (b) of the Sixth Issuer Post-Enforcement Priority of Payments

              pro rata and pari passu, to pay amounts due to the Seventh Issuer in respect of the Seventh Issuer's obligations specified in items
              (a) to (c) inclusive of the Seventh Issuer Pre-Enforcement Revenue Priority of Payments or, as the case may be, items (a) and (b) of the Seventh Issuer Post-Enforcement Priority of Payments;

              any third party creditors of Funding 1 (other than those referred to later in this order of priority of payments), which amounts have been incurred without breach by Funding 1 of the Funding 1 Agreements (and for which payment has not been provided for elsewhere) and to provide for any of these amounts expected to become due and payable in the immediately following Interest Period by Funding 1 and to pay or discharge any liability of Funding 1 for corporation tax on any chargeable income or gain of Funding 1;

       secondly, in or towards satisfaction of amounts due to the Funding 1 Liquidity Facility Provider under the Funding 1 Liquidity Facility Agreement, together with VAT, if any, (except for amounts drawn thereunder to repay principal on the Bullet Term Advances, the Scheduled Amortisation Term Advances and any Funding 1 Liquidity Subordinated Amounts);

       thirdly, in or towards satisfaction of amounts due and payable to the Cash Manager under the Cash Management Agreement (together with any amount in respect of VAT on those amounts);

       fourthly, in or towards satisfaction, pro rata and pari passu, of amounts, if any, due and payable to the Account Bank under the terms of the Bank Account Agreement and to the Funding 1 Corporate Services Provider under the Funding 1 Corporate Services Agreement;

       fifthly, in or towards satisfaction of all amounts (if any) due and payable to the Funding 1 Swap Provider under the Funding 1 Swap Agreement (including termination payments but excluding any Funding 1 Swap Excluded Termination Amount);

       sixthly, in or towards satisfaction, pro rata and pari passu, of the amounts of interest due and payable on the Term AAA Advances;

       seventhly, towards a credit to the AAA Principal Deficiency Sub-Ledger in an amount sufficient to eliminate any debit on that ledger;

       eighthly, in or towards satisfaction, pro rata and pari passu, of the amounts of interest due and payable on the Term AA Advances;

       ninthly, towards a credit to the AA Principal Deficiency Sub-Ledger in an amount sufficient to eliminate any debit on that ledger;

       tenthly, in or towards satisfaction, pro rata and pari passu, of the amounts of interest due and payable on the Term A Advances;

       eleventhly, towards a credit to the A Principal Deficiency Sub-Ledger in an amount sufficient to eliminate any debit on that ledger;

       twelfthly, in or towards satisfaction, pro rata and pari passu, of amounts of interest due and payable on the Term BBB Advances;

       thirteenthly, towards a credit to the BBB Principal Deficiency Sub-Ledger in an amount sufficient to eliminate any debit on that ledger;

       fourteenthly, in or towards satisfaction, pro rata and pari passu, according to the respective amounts thereof:

              any amounts due to the First Issuer in respect of the First Issuer's obligations (if any) to make a termination payment to a First Issuer Swap Provider (but excluding any First Issuer Swap Excluded Termination Amount);

              any amounts due to the Second Issuer in respect of the Second Issuer's obligations (if any) to make a termination payment to a Second Issuer Swap Provider (but excluding any Second Issuer Swap Excluded Termination Amount);

              any amounts due to the Third Issuer in respect of the Third Issuer's obligations (if any) to make a termination payment to a Third Issuer Swap Provider (but excluding any Third Issuer Swap Excluded Termination Amount);

              any amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligations (if any) to make a termination payment to a Fourth Issuer Swap Provider (but excluding any Fourth Issuer Swap Excluded Termination Amount);

              any amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligations (if any) to make a termination payment to a Fifth Issuer Swap Provider (but excluding any Fifth Issuer Swap Excluded Termination Amount);

              any amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligations (if any) to make a termination payment to a Sixth Issuer Swap Provider (but excluding any Sixth Issuer Swap Excluded Termination Amount); and

              any amounts due to the Seventh Issuer in respect of the Seventh Issuer's obligations (if any) to make a termination payment to a Seventh Issuer Swap Provider (but excluding any Seventh Issuer Swap Excluded Termination Amount);

       fifteenthly, towards a credit to the General Reserve Ledger in an amount up to the General Reserve Fund Required Amount taking into account any net replenishment of the General Reserve Fund on that Funding 1 Interest Payment Date from Funding 1 Available Principal Receipts;

       sixteenthly, if a Liquidity Reserve Fund Rating Event has occurred and is continuing, towards a credit to the Liquidity Reserve Ledger to the extent the amount standing to the credit thereof is less than the Liquidity Reserve Fund Required Amount, taking into account any net replenishment of the Liquidity Reserve Fund on the Funding 1 Interest Payment Day from Funding 1 Available Principal Receipts;

       seventeenthly, in or towards satisfaction, pro rata and pari passu, of any amounts due (without double counting) to:

              the First Issuer in respect of the First Issuer's obligations to make any termination payment to a First Issuer Swap Provider as a result of a First Issuer Swap Provider Excluded Termination Amount;

              the Second Issuer in respect of the Second Issuer's obligations to make any termination payment to a Second Issuer Swap Provider as a result of a Second Issuer Swap Provider Excluded Termination Amount;

              the Third Issuer in respect of the Third Issuer's obligations to make any termination payment to a Third Issuer Swap Provider as a result of a Third Issuer Swap Provider Excluded Termination Amount;

              the Fourth Issuer in respect of the Fourth Issuer's obligations to make any termination payment to a Fourth Issuer Swap Provider as a result of a Fourth Issuer Swap Provider Excluded Termination Amount;

              the Fifth Issuer in respect of the Fifth Issuer's obligations to make any termination payment to a Fifth Issuer Swap Provider as a result of a Fifth Issuer Swap Provider Excluded Termination Amount;

              the Sixth Issuer in respect of the Sixth Issuer's obligations to make any termination payment to a Sixth Issuer Swap Provider as a result of a Sixth Issuer Swap Provider Excluded Termination Amount;

              the Seventh Issuer in respect of the Seventh Issuer's obligations to make any termination payment to a Seventh Issuer Swap Provider as a result of a Seventh Issuer Swap Provider Excluded Termination Amount;

              the First Issuer in respect of any other amounts due and payable under the First Issuer Intercompany Loan Agreement and not otherwise provided for in this order of priorities;

              the Second Issuer in respect of any other amounts due and payable under the Second Issuer Intercompany Loan Agreement and not otherwise provided for in this order of priorities;

              the Third Issuer in respect of any other amounts due and payable under the Third Issuer Intercompany Loan Agreement and not otherwise provided for in this order of priorities;

              the Fourth Issuer in respect of any other amounts due and payable under the Fourth Issuer Intercompany Loan Agreement and not otherwise provided for in this order of priorities;

              the Fifth Issuer in respect of any other amounts due and payable under the Fifth Issuer Intercompany Loan Agreement and not otherwise provided for in this order of priorities;

              the Sixth Issuer in respect of any other amounts due and payable under the Sixth Issuer Intercompany Loan Agreement and not otherwise provided for in this order of priorities;

              the Seventh Issuer in respect of any other amounts due and payable under the Seventh Issuer Intercompany Loan Agreement and not otherwise provided for in this order of priorities;

              after the occurrence of a Funding 1 Swap Provider Default or a Funding 1 Swap Provider Downgrade Termination Event, towards payment of any termination amount due and payable by Funding 1 under the Funding 1 Swap Agreement; and the Funding 1 Liquidity Facility Provider to pay any Funding 1 Liquidity Subordinated Amounts due under the Funding 1 Liquidity Facility Agreement;

       eighteenthly, towards payment pro rata and pari passu amounts due to:

              the First Start-up Loan Provider under the First Start-up Loan Agreement;

              the Second Start-up Loan Provider under the Second Start-up Loan Agreement;

              the Third Start-up Loan Provider under the Third Start-up Loan Agreement;

              the Fourth Start-up Loan Provider under the Fourth Start-up Loan Agreement;

              the Fifth Start-up Loan Provider under the Fifth Start-up Loan Agreement;

              the Sixth Start-up Loan Provider under the Sixth Start-up Loan Agreement; and

              the Seventh Start-up Loan Provider under the Seventh Start-up Loan Agreement;

       nineteenthly, towards payment of an amount equal to 0.01 per cent. of the Funding 1 Available Revenue Receipts; and

       twentiethly, towards payment to the shareholders of Funding 1 of any dividend declared by Funding 1.

                                     PART 2

                   FUNDING 1 PRINCIPAL PRIORITIES OF PAYMENTS

1.     DUE AND PAYABLE DATES OF TERM ADVANCES

1.1 Each First Issuer Term Advance shall become "due and payable" on the earlier to occur of:

              each respective First Issuer Term Advances Due Date;

              the date upon which a Trigger Event occurs;

              the date upon which the Note Trustee serves a Note Acceleration Notice on the First Issuer; and

              the date upon which the Security Trustee serves an Intercompany Loan Acceleration Notice on Funding 1.

       Each Second Issuer Term Advance shall become "due and payable" on the earlier to occur of:

              each respective Second Issuer Term Advances Due Date;

              the date upon which a Trigger Event occurs;

              the date upon which the Note Trustee serves a Note Acceleration Notice on the Second Issuer;

              the date upon which the Security Trustee serves an Intercompany Loan Acceleration Notice on Funding 1; and

              the date upon which a Step-up Date occurs in relation to the relevant Second Issuer Term Advance.

       Each Third Issuer Term Advance shall become "due and payable" on the earlier to occur of:

              each respective Third Issuer Term Advances Due Date;

              the date upon which a Trigger Event occurs;

              the date upon which the Note Trustee serves a Note Acceleration Notice on the Third Issuer;

              the date upon which the Security Trustee serves an Intercompany Loan Acceleration Notice on Funding 1; and

              the date upon which a Step-up Date occurs in relation to the relevant Third Issuer Term Advance.

       Each Fourth Issuer Term Advance shall become "due and payable" on the earlier to occur of:

              each respective Fourth Issuer Term Advances Due Date;

              the date upon which a Trigger Event occurs;

              the date upon which the Note Trustee serves a Note Acceleration Notice on the Fourth Issuer;

              the date upon which the Security Trustee serves an Intercompany Loan Acceleration Notice on Funding 1; and

              the date upon which a Step-up Date occurs in relation to the relevant Fourth Issuer Term Advance.

       Each Fifth Issuer Term Advance shall become "due and payable" on the earlier to occur of:

              each respective Fifth Issuer Term Advances Due Date;

              the date upon which a Trigger Event occurs;

              the date upon which the Note Trustee serves a Note Acceleration Notice on the Fifth Issuer;

              the date upon which the Security Trustee serves an Intercompany Loan Acceleration Notice on Funding 1; and

              the date upon which a Step-up Date occurs in relation to the relevant Fifth Issuer Term Advance.

1.2 Each Sixth Issuer Term Advance shall become "due and payable" on the earlier to occur of:

       each respective Sixth Issuer Term Advances Due Date;

       the date upon which a Trigger Event occurs;

       the date upon which the Note Trustee serves a Note Acceleration Notice on the Sixth Issuer;

       the date upon which the Security Trustee serves an Intercompany Loan Acceleration Notice on Funding 1; and

       the date upon which a Step-up Date occurs in relation to the relevant Sixth Issuer Term Advance.

1.3 Each Seventh Issuer Term Advance shall become "due and payable" on the earlier to occur of:

       each respective Seventh Issuer Term Advances Due Date;

       the date upon which a Trigger Event occurs;

       the date upon which the Note Trustee serves a Note Acceleration Notice on the Seventh Issuer;

       the date upon which the Security Trustee serves an Intercompany Loan Acceleration Notice on Funding 1; and

       the date upon which a Step-up Date occurs in relation to the relevant Seventh Issuer Term Advance.

       In respect of certain of the Term Advances, if there are insufficient Funding 1 Available Principal Receipts available to repay such Term Advance on a Funding 1 Interest Payment Date upon which that Term Advance is due and payable (either in full or as a Scheduled Amortisation Instalment), then the shortfall will be repaid on subsequent Funding 1 Interest Payment Dates from Funding 1 Available Principal Receipts until that Term Advance is fully repaid.

2. REPAYMENT OF TERM ADVANCES OF EACH SERIES PRIOR TO THE OCCURRENCE OF A TRIGGER EVENT AND PRIOR TO THE SERVICE ON FUNDING 1 OF AN INTERCOMPANY LOAN ACCELERATION NOTICE OR THE SERVICE ON EACH ISSUER OF A NOTE ACCELERATION NOTICE

2.1    On each  Funding 1 Interest  Payment Date (but prior to the date on which
       (a) a Trigger Event occurs, (b) the Security Trustee serves an Intercompany Loan Acceleration Notice on Funding 1 or (c) each Issuer has been served with a Note Acceleration Notice by the Note Trustee), the Cash Manager shall apply Funding 1 Available Principal Receipts in the following order of priority:

              firstly, towards repayment of amounts due to the Funding 1 Liquidity Facility Provider under the Funding 1 Liquidity Facility to the extent only that amounts were drawn thereunder in order to make Eligible Liquidity Facility Principal Repayments;

              secondly, to the extent only that monies have been drawn from the General Reserve Fund to make Eligible General Reserve Fund Principal Repayments, towards replenishment of the General Reserve Fund to the extent that the amount standing to the credit thereof is less than the General Reserve Fund Required Amount;

              thirdly, if a Liquidity Reserve Fund Rating Event has occurred and is continuing (i) to the extent only that monies have been drawn from the Liquidity Reserve Fund in order to make Eligible Liquidity Reserve Fund Principal Repayments or (ii) to the extent that the Liquidity Reserve fund has not been previously fully funded and Funding 1 Available Revenue Receipts on such Funding 1 Interest Payment Date are insufficient to do so, towards a credit to the Funding 1 Liquidity Reserve Ledger to the extent that the amount standing to the credit thereof is less than the Liquidity Reserve Required Amount;

              fourthly, towards repayment of all Term AAA Advances that are then due and payable in an order of priority based on their Final Repayment Date, so that the earliest maturing Term AAA Advance is paid first (and if any Term AAA Advances have the same Final Repayment Date, then those Term Advances will be repaid pro rata and pari passu), in each case subject to Rules (1), (2) and (3) set out in paragraphs 2.2(a), (b) and (c) below;

              fifthly, pro rata and pari passu towards repayment of all Term AA Advances that are then due and payable, in each case subject to Rules (1), (2) and (3) set out in paragraphs 2.2(a), (b) and (c) below;

              sixthly,  pro rata and pari passu towards  repayment of all Term A
              Advances that are then due and payable, in each case subject to Rules (1), (2) and (3) set out in paragraphs 2.2(a), (b) and (c) below;

              seventhly, pro rata and pari passu towards repayment of all Term BBB Advances that are then due and payable, in each case subject to Rules (1), (2) and (3) set out in paragraphs 2.2(a), (b) and
              (c) below;

              eigthly, towards a credit to the Cash Accumulation Ledger until the balance is equal to Funding 1's Cash Accumulation Liability (as calculated after any payments are made at paragraph 2.1(d) above); and

              ninethly, the remainder shall be credited to the Funding 1 Principal Ledger.

2.2 In the applicable circumstances, the following Rules apply in determining the amounts to be paid under paragraphs 2.1(d), (e), (f) and (g) above and, where indicated, paragraphs 3.1(d), (e), (f) and (g) and 4.1(d),
       (e), (f) and (g) below:

              Rule (1) - Deferral of repayment  of  Pass-Through  Term  Advances
              and/or    Scheduled    Amortisation    Instalments    in   certain
              circumstances.

                     Deferral of Term AA Advances, Term A Advances and/or Term BB Advances

                        If on a Funding 1 Interest Payment Date:

                            there is a debit balance on the BBB Principal Deficiency Sub-Ledger, the A Principal Deficiency Sub-Ledger or the AA Principal Deficiency
                            Sub-Ledger,  after  application  of  the  Funding  1
                            Available Revenue Receipts on that Funding 1 Interest Payment Date; or

                            the Adjusted General Reserve Fund Level is less than the General Reserve Fund Threshold; or

                            the aggregate Outstanding Principal Balance of Loans in the Mortgages Trust, in respect of which the aggregate amount in arrears is more than three times the Monthly Payment then due, is more than 5 per cent. of the aggregate Outstanding Principal Balance of Loans in the Mortgages Trust,

                     then until the relevant circumstance as described in subparagraphs 2.2(a)(i)(A)I, II or III above has been cured or otherwise ceases to exist, if:

                     (aa) any Term AAA Advance (whether or not such Term AAA Advance is then due and payable) remains outstanding after making the payments under paragraph 2.1(d) above the Term AA Advances (including the Seventh Issuer Term AA Advances) will not be entitled to Principal Repayments under paragraph 2.1(e) above;

                     (bb) any Term AAA Advance or any Term AA Advance (whether or not such Term AAA Advance or Term AA Advance is then due and payable) remains outstanding after making the payments under paragraphs 2.1(d) and/or (e) above then the Term A Advances will not be entitled to Principal Repayments under paragraph 2.1(f) above.

                     (cc) any Term AAA Advance, any Term AA Advance or any Term A Advance (whether or not such Term AAA Advance or Term AA Advance or Term A Advance is then due and payable) remains outstanding after making the payments under paragraphs 2.1(d) and/or (e) and/or (f) above then the Term BBB Advances (including the Seventh Issuer Term BBB Advances) will not be entitled to Principal Repayments under paragraph 2.1(g) above.

              Deferral of Scheduled Amortisation Term Advances when CPR is below certain threshold(s) prior to Step-up Date:

              If on a Funding 1 Interest Payment Date:

                     one or more Bullet Term Advances are within a Cash Accumulation Period at that time (irrespective of whether any Scheduled Amortisation Instalments are then in a Cash Accumulation Period); and

                     either:

                            the quarterly CPR is less than 10 per cent.; or

                            both:

                            (aa) the quarterly CPR is equal to or greater than 10 per cent., but less than 15 per cent.; and

                            (bb) the annualised CPR is less than 10 per cent.,

                            then on or before their Step-up Dates the Scheduled Amortisation Term Advances will be entitled to Principal Repayments under paragraph 2.1(d) above only to the extent permitted under the Scheduled Amortisation Repayment Restrictions.

              Deferral of original Pass-Through Term Advances when CPR is below a certain threshold prior to Step-up Date:

              If on a Funding 1 Interest Payment Date:

                     one  or  more  Bullet  Term   Advances   and/or   Scheduled
                     Amortisation Instalments are within a Cash Accumulation Period at that time; and

                     the quarterly CPR is less than 15 per cent.; and

                     there is a Cash Accumulation Shortfall at that time,

              then, on or before their Step-up Dates, the Original Pass-Through Term Advances will be entitled to principal repayments under paragraphs 2.1(d), (e), (f) and (g) (as applicable) above only to the extent permitted under the Pass-Through Repayment Restrictions.

       Rule (2) - Repayment of Payable Pass-Through Term Advances after the occurrence of a Step-up Date

       Following the occurrence of the Step-up Date under an Intercompany Loan Agreement (INTERCOMPANY LOAN A) but prior to the time which Rule (3) (as set out in paragraph 2.2(c) below) becomes applicable and provided that the Funding 1 Share of the Trust Property is greater than zero, the aggregate amount repaid on a Funding 1 Interest Payment Date in relation to Term Advances (other than Bullet Term Advances or Scheduled Amortisation Instalments) under that Intercompany Loan A under paragraphs 2.1(d), (e), (f) and (g) above shall be limited to an amount calculated as follows:

                                           Outstanding Principal Balance of
                                                 Intercompany Loan A
       Funding 1 Principal Funds x    ------------------------------------------
                                       Aggregate Outstanding Principal Balance
                                                of all Intercompany Loans

       Rule  (3)  -  Repayment  of  Term  Advances   after  service  of  a  Note
       Acceleration Notice on one or more (but not all) of the Issuers

       If the Note Trustee serves a Note Acceleration Notice on one or more (but not all) of the Issuers, then this Rule (3) will apply. In these circumstances:

              service of a Note Acceleration Notice will not result in automatic enforcement of the Funding 1 Security;

              all of the Term Advances (including any outstanding Bullet Term Advances and Scheduled Amortisation Instalments) under the Intercompany Loan relating to the relevant Issuer who has been served a Note Acceleration Notice (INTERCOMPANY LOAN B) will become immediately due and payable;

              the Cash Manager shall apply the appropriate amount of Funding 1 Available Principal Receipts allocated to Intercompany Loan B at the relevant level of the Funding 1 Principal Priorities of Payments, towards repayment, pro rata and pari passu, of any Term AAA Advances outstanding under that Intercompany Loan B (that is, those Term AAA Advances will not be repaid in an order of priority based on their Final Repayment Date); and

              the aggregate amount repaid on a Funding 1 Interest Payment Date in respect of Intercompany Loan B under paragraphs 2.1(d), (e),
              (f) and (g), 3.1(d),  (e), (f) and (g) or 4.1(d), (e), (f) and (g)
              (as applicable) of the relevant priority of payments shall be limited to an amount calculated as follows:


                                           Outstanding Principal Balance of
                                                 Intercompany Loan B
       Funding 1 Principal Funds x    ------------------------------------------
                                       Aggregate Outstanding Principal Balance
                                                of all Intercompany Loans

       ALLOCATIONS INVOLVING RULE (2) OR RULE (3)

3. Where Rule (2) or Rule (3) applies at a level of any priority of payments, the funds available for making payments at that level shall first be allocated without reference to Rule (2) or Rule (3) (as applicable). However, if the amount so allocated to one or more Term
       Advances exceeds the amount permitted under Rule (2) or Rule (3) (as applicable) to be paid in respect of those Term Advances (the CAPPED ADVANCES), the excess shall then be reallocated among any other Term Advances at that level using the method of allocation as applies at that level but without reference to the Capped Advances in calculating such reallocation. If a further such excess arises as a result of the reallocation process, the reallocation process shall be repeated at that level in relation to each such further excess that arises until no further funds can be allocated at that level following which the remaining excess shall then be applied at the next level of that priority of payments. Repayment of Term Advances of each Series following the occurrence of a Non-Asset Trigger Event but prior to the service on Funding 1 of an Intercompany Loan Acceleration Notice or the service on each Issuer of a Note Acceleration Notice.

3.1 On each Funding 1 Interest Payment Date following the occurrence of a Non-Asset Trigger Event (but prior to the date on which (i) an Asset Trigger Event occurs, (ii) the Security Trustee serves an Intercompany Loan Acceleration Notice on Funding 1 or (iii) each Issuer has been served with a Note Acceleration Notice), the Bullet Term Advances and the Scheduled Amortisation Term Advances under each Intercompany Loan will be deemed to be Pass-Through Term Advances and, on each Funding 1 Interest Payment Date, Funding 1 will be required to apply Funding 1 Available Principal Receipts in the following order of priority:

              firstly, towards repayment of amounts due to the Funding 1 Liquidity Facility Provider under the Funding 1 Liquidity Facility to the extent only that amounts were drawn thereunder in order to make Eligible Liquidity Facility Principal Repayments;

              secondly, to the extent only that monies have been drawn from the General Reserve Fund to make Eligible General Reserve Fund Principal Repayments, towards replenishment of the General Reserve Fund to the extent that the amount standing to the credit thereof is less than the General Reserve Fund Required Amount;

              thirdly, if a Liquidity Reserve Fund Rating Event has occurred and is continuing (i) to the extent only that monies have been drawn from the Liquidity Reserve Fund in order to make Eligible Liquidity Reserve Fund Principal Repayments or (ii) to the extent that the Liquidity Reserve fund has not been previously fully funded and Funding 1 Available Revenue Receipts on such Funding 1 Interest Payment Date are insufficient to do so, towards replenishment of the Liquidity Reserve Fund to the extent only that the amount standing to the credit thereof is less than the Liquidity Reserve Fund Required Amount;

              fourthly, to repay the Term AAA Advance with the earliest Final Repayment Date, then to repay the Term AAA Advance with the next earliest Final Repayment Date, and so on until the Term AAA Advances are fully repaid;

              fifthly, pro rata and pari passu, to repay the Term AA Advances, until those Term AA Advances are fully repaid;

              sixthly, in satisfaction of pro rata and pari passu to repay the Term A Advances, until each of those is fully repaid; and

              seventhly, pro rata and pari passu, to repay the Term BBB Advances, until each of those Term BBB Advances are fully repaid.

4. REPAYMENT OF TERM ADVANCES OF EACH SERIES FOLLOWING THE OCCURRENCE OF AN ASSET TRIGGER EVENT BUT PRIOR TO THE SERVICE ON FUNDING 1 OF AN INTERCOMPANY LOAN ACCELERATION NOTICE OR THE SERVICE ON EACH ISSUER OF A NOTE ACCELERATION NOTICE

4.1 Following the occurrence of an Asset Trigger Event (whether or not a Non-Asset Trigger Event occurs or has occurred) (but prior to (i) service by the Security Trustee of an Intercompany Loan Acceleration Notice on Funding 1 or (ii) each issuer has been served with a Note Acceleration Notice), the Bullet Term Advances and the Scheduled Amortisation Term Advances in respect of all Intercompany Loans will be deemed to be Pass-Through

       Term Advances, and on each Funding 1 Interest Payment Date Funding 1 will be required to apply Funding 1 Available Principal Receipts in the following order of priority:

              firstly, towards repayment of amounts due to the Funding 1 Liquidity Facility Provider under the Funding 1 Liquidity Facility to the extent only that those amounts were drawn in order to make Eligible Liquidity Facility Principal Repayments;

              secondly, to the extent only that monies have been drawn from the General Reserve Fund to make Eligible General Reserve Fund Principal Repayments, towards a credit to the General Reserve Ledge to the extent the amount standing to the credit thereof is less than the General Reserve Fund Required Amount;

              thirdly, if a Liquidity Reserve Fund Rating Event has occurred and is continuing (i) to the extent only that monies have been drawn from the Liquidity Reserve Fund in order to make Eligible Liquidity Reserve Fund Principal Repayments or (ii) to the extent that the Liquidity Reserve fund has not been previously fully funded and Funding 1 Available Revenue Receipts on such Funding 1 Interest Payment Date are insufficient to do so, towards a credit to the Liquidity Reserve Ledger to the extent that the amount standing to the credit thereof is less than the Liquidity Reserve Fund Required Amount;

              fourthly, pro rata and pari passu, towards repayment of the Term AAA Advances, until each of those Term AAA Advances is fully repaid;

              fifthly, pro rata and pari passu, towards repayment of the Term AA Advances until each of those Term AA Advances is fully repaid;

              sixthly, pro rata and pari passu, towards repayment of the Term A Advances until each of those Term A Advances is fully repaid; and

              seventhly, pro rata and pari passu, towards repayment of the Term BBB Advances, until each of those Term BBB Advances is fully repaid.

5. REPAYMENT OF TERM ADVANCES OF EACH SERIES FOLLOWING THE SERVICE ON EACH ISSUER OF A NOTE ACCELERATION NOTICE BUT PRIOR TO THE SERVICE ON FUNDING 1 OF AN INTERCOMPANY LOAN ACCELERATION NOTICE

5.1 If each Issuer has been served with a Note Acceleration Notice, then that will not result in automatic enforcement of the Funding 1 Security under the Funding 1 Deed of Charge. In those circumstances, however, the Bullet Term Advances and any Scheduled Amortisation Term Advances under each Issuer's respective Intercompany Loan will be deemed to be Pass-Through Term Advances and Funding 1 will be required to apply Funding 1 Available Principal Receipts on each Funding 1 Interest Payment Date in the following order of priority:

              firstly, towards repayment to the Funding 1 Liquidity Facility Provider of amounts drawn under the Funding 1 Liquidity Facility on the prior Funding 1 Interest Payment Date in order to make Eligible Liquidity Facility Principal Repayments;

              secondly, to the extent only that monies have been drawn from the General Reserve Fund to make Eligible General Reserve Fund Principal Repayments, towards a credit to the General Reserve Ledger to the extent the amount standing to the credit thereof is less than the General Reserve Fund Required Amount;

              thirdly, if a Liquidity Reserve Fund Rating Event has occurred and is continuing (i) to the extent only that monies have been drawn from the Liquidity Reserve Fund in order to make Eligible Liquidity Reserve Fund Principal Repayments or (ii) to the extent that the Liquidity Reserve Fund has not been previously fully funded and Funding 1 Available Revenue Receipts on such Funding 1 Interest Payment Date are insufficient to do so, towards a credit to the Liquidity Reserve Ledger to the extent that the amount standing to the credit thereof is less than the Liquidity Reserve Fund Required Amount;

              fourthly, pro rata and pari passu, towards repayment of the Term AAA Advances, until each of those Term AAA Advances is fully repaid.

              fifthly, pro rata and pari passu, towards repayment of the Term AA Advances, until each of those Term AA Advances is fully repaid;

              sixthly, pro rata and pari passu, towards repayment of the Term A Advances, until each of those Term A Advances is fully repaid; and

              seventhly, pro rata and pari passu, towards repayment of the Term BBB Advances, until each of those Term BBB Advances is fully repaid.

6. REPAYMENT OF TERM ADVANCES WHEN FUNDING 1 RECEIVES THE AMOUNT OUTSTANDING UNDER AN INTERCOMPANY LOAN

       If Funding 1 receives a payment from the Seller in the circumstances set out in CLAUSE 7 of the Mortgages Trust Deed or the proceeds of a New Intercompany Loan which are to be used to refinance another Intercompany Loan (such payment by the Seller or such proceeds being a FULL REPAYMENT AMOUNT), then Funding 1 will not apply the Full Repayment Amount as described in paragraphs 2 to 5 above. Instead, Funding 1 will apply the Full Repayment Amount to repay the relevant Intercompany Loan. If at any time only one Intercompany Loan is outstanding, then Funding 1 will apply the Full Repayment Amount first to repay amounts due to the Funding 1 Liquidity Facility Provider under the Funding 1 Liquidity Facility to the extent only that amounts were drawn thereunder in order to repay the principal amounts of any Bullet Term Advances made under any of the Intercompany Loans and the remainder shall be applied to repay the relevant Intercompany Loan.

                                     PART 3

                 FUNDING 1 POST-ENFORCEMENT PRIORITY OF PAYMENTS

All monies received or recovered by the Security Trustee or the Receiver in respect of the Funding 1 Security subsequent to the Security Trustee serving an Intercompany Loan Acceleration Notice on Funding 1, will be applied (save to the extent required by law) by the Security Trustee or the Receiver on each Funding 1 Interest Payment Date in accordance with the following order of priority (in each case only and to the extent that payments or provision of a higher priority have been made in full):

(a) firstly, in or towards satisfaction of, pro rata and pari passu, amounts due to:

              the Security Trustee and any Receiver appointed by the Security Trustee, together with interest and any amount in respect of VAT on those amounts, and to provide for any amounts due or to become due to the Security Trustee and the Receiver in the following Interest Period under the Funding 1 Deed of Charge;

              the First  Issuer in  respect  of the First  Issuer's  obligations
              specified   in   items   (a)   and   (b)  of  the   First   Issuer
              Post-Enforcement Priority of Payments;

              the Second  Issuer in respect of the Second  Issuer's  obligations
              specified   in   items   (a)   and  (b)  of  the   Second   Issuer
              Post-Enforcement Priority of Payments;

              the Third  Issuer in  respect  of the Third  Issuer's  obligations
              specified   in   items   (a)   and   (b)  of  the   Third   Issuer
              Post-Enforcement Priority of Payments;

              the Fourth  Issuer in respect of the Fourth  Issuer's  obligations
              specified   in   items   (a)   and  (b)  of  the   Fourth   Issuer
              Post-Enforcement Priority of Payments;

              the Fifth  Issuer in  respect  of the Fifth  Issuer's  obligations
              specified   in   items   (a)   and   (b)  of  the   Fifth   Issuer
              Post-Enforcement Priority of Payments;

              the Sixth  Issuer in  respect  of the Sixth  Issuer's  obligations
              specified   in   items   (a)   and   (b)  of  the   Sixth   Issuer
              Post-Enforcement Priority of Payments; and

              the Seventh Issuer in respect of the Seventh Issuer's  obligations
              specified   in   items   (a)  and  (b)  of  the   Seventh   Issuer
              Post-Enforcement Priority of Payments;

(b) secondly, in or towards satisfaction of amounts due and payable to the Cash Manager and any costs, charges, liabilities and expenses then due or to become due and payable to the Cash Manager under the Cash Management Agreement, together with VAT on those amounts;

(c) thirdly, in or towards satisfaction of, pro rata and pari passu, amounts (if any) due to the Account Bank under the terms of the Bank Account Agreement and to the Funding 1 Corporate Services Provider under the Funding 1 Corporate Services Agreement;

(d) fourthly, in or towards satisfaction of amounts (if any) due to the Funding 1 Liquidity Facility Provider under the Funding 1 Liquidity Facility Agreement, together with VAT, if any, (except for any Funding 1 Liquidity Facility Subordinated Amounts);

(e) fifthly, in or towards satisfaction of amounts (if any) due to the Funding 1 Swap Provider under the Funding 1 Swap Agreement (including any termination payment but excluding any Funding 1 Swap Excluded Termination Amount);

(f) sixthly, in or towards satisfaction of, pro rata and pari passu, amounts of interest and principal due and payable on the Term AAA Advances;

(g) seventhly, in or towards satisfaction of, pro rata and pari passu, amounts of interest and principal due and payable on the Term AA Advances;

(h) eighthly, in or towards satisfaction of, pro rata and pari passu, amounts of interest and principal due and payable on the Term A Advances;

(i) ninthly, in or towards satisfaction of, pro rata and pari passu, amounts of interest and principal due and payable on the Term BBB Advances;

(j)    tenthly, in or towards satisfaction of any amounts due to:

              the First Issuer in respect of the First Issuer's obligation's (if any) to make a termination payment to a First Issuer Swap Provider (but excluding any First Issuer Swap Excluded Termination Amount);

              the Second Issuer in respect of the Second Issuer's obligations (if any) to make a termination payment to a Second Issuer Swap Provider (but excluding any Second Issuer Swap Excluded Termination Amount);

              the Third Issuer in respect of the Third Issuer's obligations (if any) to make a termination payment to a Third Issuer Swap Provider (but excluding any Third Issuer Swap Excluded Termination Amount);

              the Fourth Issuer in respect of the Fourth Issuer's obligations (if any) to make a termination payment to a Fourth Issuer Swap Provider (but excluding any Fourth Issuer Swap Excluded Termination Amount);

              the Fifth Issuer in respect of the Fifth Issuer's obligations (if any) to make a termination payment to a Fifth Issuer Swap Provider (but excluding any Fifth Issuer Swap Excluded Termination Amount);

              the Sixth Issuer in respect of the Sixth Issuer's obligations (if any) to make a termination payment to a Sixth Issuer Swap Provider (but excluding any Sixth Issuer Swap Excluded Termination Amount); and

              the Seventh Issuer in respect of the Seventh Issuer's obligations (if any) to make a termination payment to a Seventh Issuer Swap Provider (but excluding any Seventh Issuer Swap Excluded Termination Amount);

(k) eleventhly, in or towards satisfaction of, pro rata and pari passu (without double counting):

              amounts due to the First Issuer in respect of the First Issuer's obligations to pay any termination payment to a First Issuer Swap Provider as a result of a First Issuer Swap Provider Default or a First Issuer Swap Provider Downgrade Termination Event (as appropriate);

              amounts due to the Second Issuer in respect of the Second Issuer's obligations to pay any termination payment to a Second Issuer Swap Provider as a result of a Second Issuer Swap Provider Default or a Second Issuer Swap Provider Downgrade Termination Event (as appropriate);

              amounts due to the Third Issuer in respect of the Third Issuer's obligations to pay any termination payment to a Third Issuer Swap Provider as a result of a Current Swap Provider Default or a Third Issuer Swap Provider Downgrade Termination Event (as appropriate);

              amounts due to the Fourth Issuer in respect of the Fourth Issuer's obligations to pay any termination payment to a Fourth Issuer Swap Provider as a result of a Current Swap Provider Default or a Fourth Issuer Swap Provider Downgrade Termination Event (as appropriate);

              amounts due to the Fifth Issuer in respect of the Fifth Issuer's obligations to pay any termination payment to a Fifth Issuer Swap Provider as a result of a Current Swap Provider Default or a Fifth Issuer Swap Provider Downgrade Termination Event (as appropriate);

              amounts due to the Sixth Issuer in respect of the Sixth Issuer's obligations to pay any termination payment to a Sixth Issuer Swap Provider as a result of a Current Swap Provider Default or a Sixth Issuer Swap Provider Downgrade Termination Event (as appropriate);

              amounts due to the Seventh Issuer in respect of the Seventh Issuer's obligations to pay any termination payment to a Seventh Issuer Swap Provider as a result of a Current Swap Provider Default or a Seventh Issuer Swap Provider Downgrade Termination Event (as appropriate);

              any other amounts due to the First Issuer under the First Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priorities;

              any other amounts due to the Second Issuer under the Second Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priorities;

              any other amounts due to the Third Issuer under the Third Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priorities;

              any other amounts due to the Fourth Issuer under the Fourth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priorities;

              any other amounts due to the Fifth Issuer under the Fifth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priorities;

              any other amounts due to the Sixth Issuer under the Sixth Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priorities;

              any other amounts due to the Seventh Issuer under the Seventh Issuer Intercompany Loan Agreement and not otherwise provided for earlier in this order of priorities;

              any Funding 1 Liquidity Subordinated Amounts due to the Funding 1 Liquidity Facility Provider; and

              amounts due to the Funding 1 Swap Provider in respect of any termination payment due to the Funding 1 Swap Provider as a result of a Funding 1 Swap Provider Default or a Funding 1 Swap Provider Downgrade Termination Event; and

(l)    twelfthly, towards payment, pro rata and pari passu, of amounts due to:

              the First Start-up Loan Provider under the First Start-up Loan Agreement;

              the Second Start-up Loan Provider under the Second Start-up Loan Agreement;

              the Third Start-up Loan Provider under the Third Start-up Loan Agreement;

              the Fourth Start-up Loan Provider under the Fourth Start-up Loan Agreement;

              the Fifth Start-up Loan Provider under the Fifth Start-up Loan Agreement;

              the Sixth Start-up Loan Provider under the Sixth Start-up Loan Agreement; and

              the Seventh Start-up Loan Provider under the Seventh Start-up Loan Agreement.